Income Taxes (Reconciliation Between Reported Provision For Income Taxes And Amount Computed By Statutory Federal Income Tax Rate) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Jun. 28, 2017	Jun. 29, 2016	Jun. 24, 2015
Income Tax Disclosure [Abstract]
Income tax expense at statutory rate	$ 72,978	$ 100,236	$ 99,496
FICA tax credit	(20,657)	(20,497)	(18,633)
State income taxes, net of Federal benefit	5,928	9,614	8,646
Other	(564)	(3,586)	109
Provision for income taxes	$ 57,685	$ 85,767	$ 89,618